                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K/A

                                Amendment No. 3

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  January 16, 1998




                     CRESCENT REAL ESTATE EQUITIES COMPANY
            (Exact name of Registrant as specified in its Charter)



           Texas                     1-13038                     52-1862813
  (State of Organization)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

      777 Main Street, Suite 2100
           Fort Worth, Texas                                       76102
(Address of Principal Executive Offices)                         (Zip Code)


                                (817) 877-0477
             (Registrant's telephone number, including area code)

     On January 27, 1998, Crescent Real Estate Equities Company (the "Company") filed a Form 8-K dated January 16, 1998 (the "Original 8-K") containing a description of certain proposed transactions in Item 5 thereof. The Company filed a Form 8-K/A on February 13, 1998 to revise and restate the disclosure contained in Item 5 of the Original 8-K and to provide certain related financial information in Item 7. The Company a form 8-K/A on April 27,1998 to further amend the Original 8-K to revise and restate the disclosure contained in Item 5 and to provide updated pro forma financial statements in Item 7(b). This Form 8-K/A further amends the Original 8-K to provide updated pro forma financial statements in Item 7(b).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  FINANCIAL STATEMENTS UNDER RULE 3-05 OF REGULATION S-X

         Previously filed.

    (b)  PRO FORMA FINANCIAL INFORMATION

         Crescent Real Estate Equities Company

         Pro Forma Consolidated Balance Sheet as of March 31, 1998 (unaudited) and notes thereto.

         Pro Forma Consolidated Statements of Operations for the three months ended March 31, 1998 (unaudited) and notes thereto.

         Pro Forma Consolidated Statements of Operations for the year ended December 31, 1997 (unaudited) and notes thereto.

    (c)  EXHIBITS

         None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 1998                CRESCENT REAL ESTATE EQUITIES COMPANY



                                    By:  /s/ DALLAS E. LUCAS
                                         -----------------------
                                             Dallas E. Lucas
                                        Senior Vice President and
                                         Chief Financial Officer

                   INDEX TO PRO FORMA FINANCIAL STATEMENTS

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
     Pro Forma Consolidated Balance Sheet as of March 31, 1998 (unaudited)
        and notes thereto...........................................................     F-3

     Pro Forma Consolidated Statements of Operations for the three months ended
        March 31, 1998 (unaudited) and notes thereto................................     F-5

     Pro Forma Consolidated Statement of Operations for the year ended December 31,
        1997 (unaudited) and notes thereto..........................................     F-8

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATING FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

     The pro forma information for the three months ending March 31, 1998 and year ended December 31, 1997 assumes completion, as of January 1, 1997 in determining balance sheet, operating and other data, of (i) the Crescent Real Estate Equities Company's (the "Company") public offering of its Common Shares in April 1997 (the "April 1997 Offering") and the additional public offering of 500,000 Common Shares that closed on May 14, 1997 and the net proceeds therefrom to fund approximately $593,500 of Property acquisitions and other investments in the second quarter of 1997, (ii) the Company's offering of 4,700,000 Common Shares to an affiliate of Union Bank of Switzerland (the "UBS Offering") and the net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iii) the Operating Partnership's offering of an aggregate principal amount of $400 million of senior notes (the "September 1997 Note Offering") and the use of the net proceeds therefrom to fund approximately $337,600 of the purchase price of two Properties and to repay approximately $57,200 of indebtedness incurred under the Credit Facility and other short-term indebtedness, (iv) the Company's public offering of its Common Shares in October 1997 (the "October 1997 Offering") and the net proceeds therefrom to fund approximately $45,000 of the purchase price of one Property and to repay approximately $325,100 of short-term indebtedness and indebtedness incurred under the Credit Facility, (v) the Company's offering of 5,375,000 Common Shares to Merrill Lynch (the "Merrill Offering") and the net proceeds therefrom to repay approximately $199,900 of indebtedness under the Credit Facility, (vi) the Company's public offering of 8,000,000 Preferred Shares in February 1998 ("February 1998 Preferred Offering") and the net proceeds therefrom to repay approximately $191,250 of indebtedness under the Credit Facility, (vii) the Company's public offering of 1,365,138 Common Shares to Merrill Lynch & Co. in April 1998 which Merrill Lynch & Co. deposited with the trustee of a unit investment trust ("Unit Investment Trust Offering") and the net proceeds therefrom to repay approximately $43,960 of indebtedness under the Credit Facility, (viii) Property acquisitions, other investments and related financing and share issuances during 1997 and 1998, and (ix) proposed acquisition of a corporation that owns primarily four full-service casino/hotels and two riverboat casinos and related financing, including $1,035,200 for refinancing and/or assumption of indebtedness, and associated refinancing and transaction costs, in connection with the merger with Station (the "Pending Investment").

     The unaudited pro forma Consolidated Balance Sheet and Statements of Operations should be read in conjunction with the historical audited financial statements of the Company for the year ended December 31, 1997, filed herein. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                     ASSETS

                                                   CRESCENT REAL
                                                  ESTATE EQUITIES
                                                      COMPANY             PRO FORMA        PRO FORMA
                                                   HISTORICAL(A)         ADJUSTMENTS      CONSOLIDATED
                                                -------------------      -----------      ------------
Investments in real estate....................      $3,877,013           $1,801,510(B)     $5,678,523
Less -- accumulated depreciation..............        (302,826)                  --          (302,826)
                                                    ----------           ----------        ----------
          Net investment in real estate.......       3,574,187            1,801,510         5,375,697
Cash and cash equivalents.....................          68,548                8,360(C)         76,908
Restricted cash and cash equivalents..........          26,519                   --            26,519
Accounts receivable, net......................          24,047                   --            24,047
Deferred rent receivable......................          48,397                   --            48,397
Investments in real estate mortgages and
  equity of unconsolidated companies..........         583,262               27,750(D)        611,012
Notes receivable, net.........................         148,482                                148,482
Other assets, net.............................         118,286                   --           118,286
                                                    ----------           ----------        ----------
          Total assets........................      $4,591,728           $1,837,620        $6,429,348
                                                    ==========           ==========        ==========

                                             LIABILITIES

Borrowings under Credit Facility..............      $  457,000           $   15,650(E)     $  472,650
Notes payable.................................       1,517,927            1,082,200(F)      2,600,127
Accounts payable, accrued expenses and other
  liabilities.................................          79,222                                 79,222
                                                    ----------           ----------        ----------
          Total liabilities...................       2,054,149            1,097,850         3,151,999
                                                    ----------           ----------        ----------

MINORITY INTERESTS............................
  Operating partnership.......................         121,806                   --           121,806
  Investment joint ventures...................          27,815                   --            27,815
                                                    ----------           ----------        ----------
          Total minority interests............         149,621                   --           149,621
                                                    ----------           ----------        ----------
SHAREHOLDER'S EQUITY..........................
  7% Series B convertible preferred shares....              --              103,500           103,500
  6.75% Series A convertible cumulative
    preferred shares
    $.01 par value, authorized 100,000,000
    shares, 8,000,000 shares issued and
    outstanding...............................         200,000                   --           200,000

  Common shares, $.01 par value, authorized
    250,000,000 shares........................           1,186                  179             1,365

  Additional paid-in capital..................       2,248,628              636,091         2,884,719
  Deferred compensation on restricted shares..            (281)                  --              (281)
  Retained deficit............................         (61,575)                  --           (61,575)
                                                    ----------           ----------        ----------
          Total shareholder's equity..........       2,387,958              739,770(G)      3,127,728
                                                    ----------           ----------        ----------
          Total liabilities and shareholders'
            equity............................      $4,591,728           $1,837,620        $6,429,348
                                                    ==========           ==========        ==========

        See accompanying notes to Pro Forma Consolidated Balance Sheet.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A)    Reflects Crescent Real Estate Equities Company
         audited consolidated historical balance sheet as of
         March 31, 1998............................................          --

(B)    Increase reflects the following:
       Acquisition of Datran office property.......................  $   70,500
       Pending acquisition of Station's casino/hotel properties....   1,731,010
                                                                     ----------
                                                                     $1,801,510
                                                                     ==========
(C)    Net increase reflects the following:
       Net proceeds from the April 1998 Unit Investment Trust
          Offering.................................................  $   43,960
       Partial repayment of Credit Facility........................     (44,100)
       Borrowings under the Credit Facility for working capital....       8,500
                                                                     ----------
                                                                     $    8,360
                                                                     ==========
(D)    Increase reflects the following:
       Additional investment in Refrigerated Warehouse
         partnerships..............................................  $   27,750
                                                                     ----------
                                                                     $   27,750
                                                                     ==========
(E)    Net increase in borrowings under the Credit Facility as a
         result of:
       Additional investment in Refrigerated Warehouse
         partnerships..............................................  $   27,750
       Partial repayment of Credit Facility........................     (44,100)
       Borrowings for the acquisition of Datran office property and
         working capital...........................................      32,000
                                                                     ----------
                                                                     $   15,650
                                                                     ==========
(F)    Increase in notes payable as a result of:
       Debt relating to the pending acquisition of Station's
         casino/hotel properties...................................  $1,035,200
       Assumption of notes as a part of the acquisition of Datran
         office property...........................................      47,000
                                                                     ----------
                                                                     $1,082,200
                                                                     ==========
(G)    Increase reflects the following:
       The Company's issuance of preferred shares in conjunction
         with the pending acquisition of Station's
         casino/hotel properties...................................  $  103,500
       The Company's issuance of common shares in conjunction with the pending acquisition of Stations's casino/hotel
         properties................................................     592,310
       Net proceeds from the April 1998 Unit Investment Trust
          Offering.................................................      43,960
                                                                     ----------
                                                                     $  739,770
                                                                     ==========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                               CRESCENT REAL
                                              ESTATE EQUITIES
                                                 COMPANY        1998 ACQUIRED    1998 PENDING         OTHER         PRO FORMA
                                               HISTORICAL(A)    INVESTMENTS(B)   INVESTMENT(B)     ADJUSTMENTS     CONSOLIDATED
                                              ---------------   -------------   --------------     -----------     ------------
REVENUES:
  Rental property.............................   $153,125         $  7,473       $   45,831          $      --        $206,429
  Interest and other income...................      8,024               --               --                 --           8,024
                                                 --------         --------       ----------          ---------        --------
          Total revenues......................    161,149            7,473           45,831                 --         214,453
                                                 --------         --------       ----------          ---------        --------
EXPENSES:
  Real estate taxes...........................     16,097              751               --                 --          16,848
  Repairs and maintenance.....................      8,700              821               --                 --           9,521
  Other rental property operating.............     29,891            1,578               --               (132)(C)      31,337
  Corporate general and administrative........      3,147               --               --                 --           3,147
  Interest expense............................     34,283               --               --             21,386(D)       55,669
  Depreciation and amortization...............     26,582            1,731           18,568                 --          46,881
  Amortization of deferred financing
     costs....................................      1,140               --               --                 --           1,140
                                                 --------         --------       ----------          ---------        --------
          Total expenses......................    119,840            4,881           18,568             21,254         164,543
                                                 --------         --------       ----------          ---------        --------
          Operating income (loss).............     41,309            2,592           27,263            (21,254)         49,910
OTHER INCOME:
  Equity in net income of unconsolidated
     companies................................      5,845              486               --                 --           6,331
                                                 --------         --------       ----------          ---------        --------
INCOME (LOSS) BEFORE MINORITY INTERESTS.......     47,154            3,078           27,263            (21,254)         56,241
Minority interests............................     (4,746)              --                                (456)(E)      (5,202)
                                                 --------         --------       ----------          ---------        --------
NET INCOME (LOSS).............................     42,408         $  3,078           27,263          $ (21,710)       $ 51,039
Preferred dividend(F).........................     (1,575)              --               --             (3,611)         (5,186)
                                                 --------         --------       ----------          ---------        --------
Net income applicable to common shareholders..   $ 40,833         $  3,078       $   27,263          $ (25,321)       $ 45,853
                                                 ========         ========       ==========          =========        ========
PER COMMON SHARES DATA: (G)
Net Income -- Basic...........................                                                                        $    .34
                                                                                                                      ========
Net Income -- Dilutive........................                                                                        $    .32
                                                                                                                      ========

 See adjustments to Pro Forma Consolidated Statement of Operations on following page.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A) Reflects Crescent Real Estate Equities Company's unaudited consolidated historical statement of operations for the three months ended March 31, 1998.

(B) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired and pending investment, assuming the investments were acquired at the beginning of the period.

     Austin Centre office property...............................  1/23/98
     Omni Austin Hotel property(i)...............................  1/23/98
     Post Oak Central office property complex....................  2/13/98
     Washington Harbour office properties........................  2/25/98
     Datran office property......................................  5/01/98
     Station's casino/hotel properties(ii).......................  pending
    (i)   Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent)
          from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.
    (ii)  Calculated estimated lease payment using the historical operating results of the casino/hotel properties for the
          quarter ended March 31, 1998. Current negotiations provide for a lease payment equal to 98% of Station's operating
          income for the three months ended March 31, 1998, plus
          depreciation, amortization and preopening expenses for the three month period, and less an historical equipment rental lease payment which will be eliminated upon consummation of the Company's Merger with Station ("Adjusted Operating
          Income"). The definitive terms of the lease agreement have not yet been finalized. The following reflects the
          components of the calculation of Adjusted Operating Income.
     Operating income............................................  $ 27,684
     Adjusted for depreciation and amortization..................    17,019
     Elimination of historical equipment rental lease payment, as
     a result of the Company's Merger with Stations..............     2,063
                                                                   --------
     Adjusted Operating Income...................................  $ 46,766
     98% of Adjusted Operating Income............................  $ 45,831
                                                                   ========
(C)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of the
     properties...................................................................  $   (132)
                                                                                    ========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(D) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the April 1998 Unit Investment Trust Offering and the February 1998 Preferred Offering, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

Credit Facility.........................  $  472,650     @   6.89%  $     32,566
Bridge Loan.............................     250,000     @   6.89%        17,225
BankBoston Note II......................     100,000     @   6.89%         6,890
Note Offering -- 7.125% Notes due
  2007..................................     250,000     @  7.125%        17,813
Note Offering -- 6.625% Notes due
  2002..................................     150,000     @  6.625%         9,938
Station's Refinanced Debt...............   1,035,200     @   7.50%        77,640
LaSalle Note I..........................     239,000     @   7.83%        18,714
LaSalle Note II.........................     161,000     @   7.79%        12,542
LaSalle Note III........................     115,000     @   7.81%         8,982
Chase Manhattan Note....................      97,123     @   7.44%         7,226
Cigna Note..............................      63,500     @   7.47%         4,743
Metropolitan Life Note II...............      44,831     @   6.93%         3,107
Metropolitan Life Note III..............      40,000     @   7.74%         3,096
Metropolitan Life Note IV...............       7,000     @   7.11%           498
Northwestern Life Note..................      26,000     @   7.66%         1,992
Metropolitan Life Note I................      12,030     @   8.88%         1,068
Nomura Funding VI Note..................       8,666     @  10.07%           873
Rigney Note.............................         777     @   8.50%            66
                                          ----------                ------------
Total annual amount.....................  $3,072,777                $    224,979
Prorated for three months...............                                  56,244
Less: Capitalized interest..............                                    (575)
Historical interest expense.............                                 (34,283)
                                                                    ------------
                                                                                   $ 21,386
                                                                                   ========

(E)  Reflects adjustment needed to reflect minority partners' weighted average
     8.6% interest in the net income of the Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at
     the beginning of the period................................................   $   (456)
                                                                                   ========

(F)  Reflects the following:

7% preferred dividend for the $103.5 million of preferred
  shares issued in connection with the Station
  transaction...............................................      $ 7,245
6.75% preferred dividend for the February 1998 Preferred
  Offering..................................................       13,500
                                                                  -------
                                                                  $20,745
                                                                  =======
Prorated for three months...................................      $ 5,186
                                                                  =======

(G) Reflects net income per share based on 136,519,512 weighted average Common Shares -- basic and 141,670,829 weighted average Common shares -- diluted assumed to be outstanding during the three months ended March 31, 1998.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                   CRESCENT REAL
                                  ESTATE EQUITIES
                                      COMPANY       1997 ACQUIRED    1998 ACQUIRED   1998 PENDING        OTHER         PRO FORMA
                                   HISTORICAL(A)    INVESTMENTS(B)   INVESTMENTS(C)  INVESTMENT(C)    ADJUSTMENTS     CONSOLIDATED
                                  ---------------   --------------   -------------   ------------    ------------     ------------
REVENUES:
  Rental property...............     $430,383          $125,295        $ 51,094        $159,364       $      --        $766,136
  Interest and other income.....       16,990                --              --              --           6,363(D)       23,353
                                     --------          --------        --------        --------       ---------        --------
          Total revenues........      447,373           125,295          51,094         159,364           6,363         789,489
                                     --------          --------        --------        --------       ---------        --------
EXPENSES:
  Real estate taxes.............       44,154            11,277           5,224              --              --          60,655
  Repairs and maintenance.......       27,783            13,317           5,777              --              --          46,877
  Other rental property
     operating..................       86,931            21,974          10,179              --            (283)(E)     117,223
                                                                                             --          (1,578)(F)
  Corporate general and
     administrative.............       12,858                --              --              --              --          12,858
  Interest expense..............       86,441                --              --              --         136,505(G)      222,946
  Depreciation and
     amortization...............       74,426            22,554          12,092          74,274              --         183,346
  Amortization of deferred
     financing costs............        3,499                --              --              --             539(H)        4,038
                                     --------          --------        --------        --------       ---------        --------
          Total expenses........      336,092            69,122          33,272          74,274         135,183         647,943
                                     --------          --------        --------        --------       ---------        --------
          Operating income
            (loss)..............      111,281            56,173          17,822          85,090        (128,820)        141,546
OTHER INCOME:
  Equity in net income of
     unconsolidated companies...       23,743            10,590           1,943              --              --          36,276
                                     --------          --------        --------        --------       ---------        --------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS.....................      135,024            66,763          19,765          85,090        (128,820)        177,822
Minority interests..............      (17,683)               --              --              --           1,080 (I)     (16,603)
                                     --------          --------        --------        --------       ---------        --------
NET INCOME (LOSS)...............     $117,341          $ 66,763        $ 19,765        $ 85,090       $(127,740)       $161,219
                                     ========          ========        ========        ========       =========        ========
Preferred dividend(J)...........                                                                                        (20,745)
                                                                                                                       --------
Net income applicable to
  common shareholders...........                                                                                       $140,474
                                                                                                                       ========
PER COMMON SHARE DATA(K):
Net income -- Basic.............                                                                                       $   1.03
                                                                                                                       ========
Net income -- Dilutive..........                                                                                       $   1.00
                                                                                                                       ========

 See adjustments to Pro Forma Consolidated Statement of Operations on following page.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A) Reflects Crescent Real Estate Equities Company's audited consolidated historical statement of operations for the year ended December 31, 1997.

(B) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with all investments acquired in 1997, assuming the investments were acquired at the beginning of the period.

                                                              ACQUISITION
                         INVESTMENT                              DATE
                         ----------                           -----------
Greenway II office property.................................    1/17/97
Trammell Crow Center office property........................    2/28/97
Three Denver office properties..............................    2/28/97
Carter-Crowley Real Estate Assets...........................    5/09/97
Magellan Real Estate Assets(i)..............................    6/17/97
The Woodlands(ii)(iii)......................................    7/31/97
Desert Mountain(iv).........................................    8/29/97
Houston Center mixed-use property complex...................    9/22/97
Four Seasons Hotel -- Houston hotel property(v).............    9/22/97
Miami Center office property................................    9/30/97
U.S. Home Building office property..........................   10/15/97
Bank One Center office property(vi).........................   10/22/97
Refrigerated Warehouse Investment(vii)......................   10/31/97
Fountain Place office property..............................   11/07/97
Ventana Country Inn hotel property(v).......................   12/19/97
Energy Centre office property...............................   12/22/97

        (i) Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease agreement). Rent provisions include no percentage rent component.

        (ii) The Company has an indirect 40.375% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership whose primary holding consists of The Woodlands land assets.

        (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holding consists of The Woodlands commercial property assets.

        (iv) The Company has an indirect 88.35% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership that owns Desert Mountain.

        (v) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent) from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.

        (vi) The Company has a 50% equity investment in the partnership that owns Bank One Center office property.

        (vii) The Company has an indirect 38% (after the sale of voting common stock to COI) non-voting equity investment in two corporations that own the refrigerated warehouse properties.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(C) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired and pending investment, assuming the investments were acquired at the beginning of the period.

     Austin Centre office property...............................  1/23/98
     Omni Austin Hotel property(i)...............................  1/23/98
     Post Oak Central office property complex....................  2/13/98
     Washington Harbour office properties........................  2/25/98
     Datran office property......................................  5/01/98
     Station's casino/hotel properties(ii).......................  pending
    (i)   Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent)
          from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.
    (ii)  Calculated estimated lease payment using the historical operating results of the casino/hotel properties for the
          twelve months ended December 31, 1997. Current negotia-
          tions provide for a lease payment equal to 100% of Station's operating income for the twelve months ended December 31,
          1997, plus depreciation, amortization, preopening expenses and a one-time restructuring charge for the twelve-month
          period, and less an historical equipment rental lease
          payment which will be eliminated upon consummation of the
          Company's Merger with Station ("Adjusted Operating Income").
          The definitive terms of the lease agreement have not yet
          been finalized. The following reflects the components
          of the calculation of Adjusted Operating Income.
     Operating income............................................  $ 46,467
     Adjusted for depreciation, amortization, preopening expenses
       and a one-time restructuring charge.......................   108,719
     Elimination of historical equipment rental lease payment, as
       a result of the Company's Merger with Station.............     4,178
                                                                   --------
     Adjusted Operating Income...................................  $159,364
                                                                   ========

(D) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.

     Carter Crowley Notes...............................  ($53,365 @ 10%) $ 5,336
     Ritz Note..........................................  ($ 8,850 @ 18%)   1,593
     COI Note...........................................  ($33,924 @ 12%)   4,070
     Residential Development Corp Note..................  ($ 7,800 @ 10%)     780
     Desert Mountain Note...............................  ($23,251 @ 12%)   2,790
                                                                          -------
     Total..............................................                  $14,569
     Less: Historical interest income...................                   (8,206)
                                                                          -------
     Total..............................................                            $  6,363
                                                                                    ========
(E)  Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying Trammell Crow Center, assuming
     Trammell Crow Center was acquired at the beginning of the period.............  $   (283)
                                                                                    ========
(F)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of the properties...................................................................  $ (1,578)
                                                                                    ========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(G) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the April 1998 Unit Investment Trust Offering, the February 1998 Preferred Offering, the Equity Offering to Merrill Lynch in December 1997, the October 1997 Equity Offering, the September 1997 Note Offering, the Equity Offering to UBS in August 1997 and the April and May 1997 Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

Credit Facility.........................  $  472,650     @   6.89%  $     32,566
Bridge Loan.............................     250,000     @   6.89%        17,225
BankBoston Note II......................     100,000     @   6.89%         6,890
Note Offering -- 7.125% Notes due
  2007..................................     250,000     @  7.125%        17,813
Note Offering -- 6.625% Notes due
  2002..................................     150,000     @  6.625%         9,938
Station's Refinanced Debt...............   1,035,200     @   7.50%        77,640
LaSalle Note I..........................     239,000     @   7.83%        18,714
LaSalle Note II.........................     161,000     @   7.79%        12,542
LaSalle Note III........................     115,000     @   7.81%         8,982
Chase Manhattan Note....................      97,123     @   7.44%         7,226
Metropolitan Life Note II...............      44,831     @   6.93%         3,107
Cigna Note..............................      63,500     @   7.47%         4,743
Metropolitan Life Note III..............      40,000     @   7.74%         3,096
Metropolitan Life Note IV...............       7,000     @   7.11%           498
Northwestern Life Note..................      26,000     @   7.66%         1,992
Metropolitan Life Note I................      12,030     @   8.88%         1,068
Nomura Funding VI Note..................       8,666     @  10.07%           873
Rigney Note.............................         777     @   8.50%            66
                                          ----------                ------------
Total annual amount.....................  $3,072,777                $    224,979
Less: Capitalized interest..............                                  (2,033)
Historical interest expense.............                                 (86,441)
                                                                    ------------
                                                                                   $136,505
                                                                                   ========

(H) Amortization of capitalized costs associated with the September 1997 Note Offering ($4,731 purchaser's discount and $500 other costs).

                                                              AMORTIZATION OF
                                                                   FEES
                                                              ---------------
Note Offering -- 6.625% Notes due 2002......................       $392
Note Offering -- 7.125% Notes due 2007......................        327
                                                                   ----
Total.......................................................       $719
                                                                   ----
Prorated for nine months....................................                    $    539
                                                                                ========

(I)  Reflects adjustment needed to reflect minority partners'
     weighted average 8.6% interest in the net income of the
     Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at the beginning
     of the period.                                                 $  1,080
                                                                    ========

(J)  Reflects the following:

7% preferred dividend for the $103.5 million of preferred
  shares issued in connection with the Station
  transaction...............................................      $ 7,245
6.75% preferred dividend for the February 1998 Preferred
  Offering..................................................       13,500
                                                                  -------
                                                                                $ 20,745
                                                                                ========

(K) Reflects net income per share based on 136,519,512 weighted average Common Shares -- basic and 141,120,366 weighted average Common Shares -- diluted assumed to be outstanding during the year ended December 31, 1997.